UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K/A

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported):  January 29, 2008

THERAVANCE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-30319 (Commission File Number)	94-3265960 (I.R.S. Employer Identification Number)

901 Gateway Boulevard
South San Francisco, California 94080
(650) 808-6000

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)           Theravance, Inc. (Theravance) is filing this amendment to its Current Report on Form 8-K, filed with the Securities and Exchange Commission (the SEC) on July 3, 2007, to disclose the appointment of Burton G. Malkiel, Ph.D. to the Audit Committee of the board of directors of Theravance.

On July 3, 2007, the Company filed a Current Report on Form 8-K to report that Burton G. Malkiel, Ph.D. had been appointed to serve on the Company’s board of directors effective July 3, 2007. At the time of his appointment, the board of directors had not yet determined the committees on which Dr. Malkiel would serve. On January 29, 2008, the board of directors appointed Dr. Malkiel to serve on the Audit Committee of the board of directors.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAVANCE, INC.

Date: February 1, 2008	By:	/s/ Rick E Winningham

Rick E Winningham
Chief Executive Officer

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